                                                                  Exhibit 99.1


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
FOURTH QUARTER 2001 EARNINGS CONFERENCE CALL

                                                              SUPPLEMENTAL INFORMATION PACKAGE

                                                                                                                  Page
                                                                                                                 ------
                              Financial Highlights                                                                   1
                              Condensed Consolidated Statements of Operations                                        2
                              Condensed Consolidated Statements of FFO and FAD                                       3
                              Condensed Consolidated Balance Sheets                                                  4
                              Market Operating Statistics                                                            5
                              Portfolio Overview                                                                     6
                              Quarterly Same Store Analysis                                                          7
                              Year-to-Date Same Store Analysis                                                       8
                              Lease Expirations                                                                      9
                              Top 25 Tenants                                                                        10
                              Acquisitions, Dispositions, and Development Placed in Service in 2001                 11
                              Equity Method Investments- Balance Sheets                                             12
                              Equity Method Investments-Statements of Income and FFO                                13
                              Summary of Land Under Development and Control                                         14
                              Debt Detail                                                                           15
                              COMPARATIVE HISTORICAL DATA:
                              Portfolio Analysis                                                                    16
                              Physical Occupancy Analysis                                                           17
                              Preferred Equity Analysis                                                             18
                              Equity Analysis                                                                       19
                              Debt Analysis                                                                         20
                              Valuation Analysis                                                                    21
                              Dividend Analysis                                                                     22
                              Research Coverage, Anticipated 2002 Earnings Release and Dividend Calendar            23




                              THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN STATEMENTS WHICH CONSTITUTE FORWARD
                              LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
                              1995, INCLUDING STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE
                              COMPANY, ITS TRUSTEES, OR ITS OFFICERS WITH RESPECT TO THE FUTURE OPERATING PERFORMANCE OF
                              THE COMPANY. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD LOOKING STATEMENTS ARE NOT
                              GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL
                              RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF
                              VARIOUS FACTORS. IMPORTANT FACTORS THAT COULD CAUSE SUCH DIFFERENCES ARE DESCRIBED IN THE
                              COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE
                              COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q.


KEYSTONE PROPERTY TRUST
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                    Three Months Ended December 31,              Year Ended December 31,
                                                     2001      % Change       2000            2001        % Change        2000
                                                 -----------  ----------- ------------     -----------   ------------ ------------

INCOME ITEMS:

Revenue                                          $    24,924      (22.9%) $     32,330     $   109,784        (10.8%) $    123,101
Earnings Before Interest, Taxes, and
  Depreciation (EBITDA)                               19,610      (19.2%)       24,276          84,107        (10.2%)       93,700
Net Income Allocated to Common Shares                  2,353       47.4%         1,596          14,334       1499.8%           896
Funds from Operations                                 13,376        9.0%        12,269          50,821          7.4%        47,304
Funds from Operations - Per Share-(Diluted)             0.43      (10.4%)         0.48            1.74         (6.5%)         1.86
Dividends Paid Per Share- Common Shares                 0.32        3.2%          0.31            1.26          4.1%          1.21
Diluted Earnings Per Share                              0.13      (23.5%)         0.17            0.93        933.3%          0.09
Weighted Average Common Shares and Units- FFO     30,977,628       20.4%    25,722,549      29,261,054         14.8%    25,495,601
Weighted Average Common Shares and Units- EPS     24,756,734       45.6%    17,001,655      21,410,023         26.7%    16,898,872

RATIOS:

Interest Coverage Ratio                                 2.8x                      2.0x            2.4x                        2.0x
Fixed Charge Coverage Ratio                             2.1x                      1.5x            1.8x                        1.6x
Dividend Payout Ratio-FFO                               74.4%                     64.6%           72.4%                       65.1%


                                                                          As of December 31,
                                                               ------------------------------------------
                                                                 2001            2000              1999
                                                               --------         --------         --------
ASSETS:

Investments in Real Estate at Cost                             $818,130         $957,598         $860,336
                                                               --------         --------         --------
Total Assets                                                    827,513          962,687          875,076
                                                               --------         --------         --------

LIABILITIES AND EQUITY:

Total Debt                                                     $435,136         $616,569         $522,112
Other Liabilities                                                20,455           22,184           21,303
Convertible Preferred Equity, at Liquidation Preference         100,392          140,392          134,621
Common Equity and Minority Interest                             271,530          183,542          197,040
                                                               --------         --------         --------
Total Liabilities and Equity                                    827,513          962,687          875,076
                                                               --------         --------         --------

RATIOS:

Debt to Undepreciated Assets                                       49.7%            61.5%            58.2%
Total Liabilities to Undepreciated Assets                          52.1%            63.7%            61.8%


KEYSTONE PROPERTY TRUST
-------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                Three Months Ended December 31,   Year Ended December 31,
                                                                     2001           2000           2001            2000
                                                                   ---------      ---------      ---------      ---------
REVENUE:

    Rents                                                          $  21,431      $  27,722      $  95,077      $ 107,763
    Reimbursement Revenue and Other                                    3,493          4,608         14,707         15,338
                                                                   ---------      ---------      ---------      ---------
            Total Revenue                                             24,924         32,330        109,784        123,101
                                                                   ---------      ---------      ---------      ---------

OPERATING EXPENSES:

Property Operating Expenses                                            2,149          2,744          8,923         10,696
Real Estate Taxes                                                      2,402          3,338          9,894         11,109
General and Administrative                                             1,431          1,483          7,983          7,523
Depreciation and Amortization                                          5,122          5,673         24,520         21,128
Interest Expense                                                       6,490         12,050         34,187         46,566
Provision for Asset Revaluation                                           --             --             --         11,300
                                                                   ---------      ---------      ---------      ---------
Total Operating Expense                                               17,594         25,288         85,507        108,322
                                                                   ---------      ---------      ---------      ---------

Income before Equity in Income from Equity Method                      7,330          7,042         24,277         14,779
    Investments, and Gains on Sales of Assets

Equity in Income from Equity Method Investments                          668           (489)         1,123            (73)

Gains (Losses) on Sales of Assets                                     (1,219)          (285)         9,142             87
                                                                   ---------      ---------      ---------      ---------

Income before Distributions to Preferred Unitholders,                  6,779          6,268         34,542         14,793
    Minority Interest of Unitholders in Operating Partnership,
    Extraordinary items, and Income Allocated to Preferred
    Shareholders

Distributions to Preferred Unitholders                                (1,447)        (1,932)        (7,057)        (6,875)
                                                                   ---------      ---------      ---------      ---------

Income before Minority Interest of Unitholders in Operating            5,332          4,336         27,485          7,918
    Partnership, Extraordinary items, and Income Allocated to
    Preferred Shareholders
Minority Interest of Unitholders in Operating Partnership               (844)        (1,313)        (5,650)          (649)
Extraordinary Items - Early Retirement of Debt                        (1,197)            --         (2,466)            --
                                                                   ---------      ---------      ---------      ---------

Income before Income Allocated to Preferred Shareholders               3,291          3,023         19,369          7,269
Income Allocated to Preferred Shareholders                              (938)        (1,427)        (5,035)        (6,373)
                                                                   ---------      ---------      ---------      ---------
Net Income Allocated to Common Shareholders                        $   2,353      $   1,596      $  14,334      $     896
                                                                   =========      =========      =========      =========


KEYSTONE PROPERTY TRUST
---------------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF FFO AND FAD (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              Three Months Ended December 31,         Year Ended December 31,
                                                                   2001              2000              2001              2000
                                                               ------------      ------------      ------------      ------------

FUNDS FROM OPERATIONS:

Income before Minority Interest of Unitholders in Operating    $      6,779      $      6,268      $     34,542      $     14,793
    Partnership, Extraordinary Items, and Income Allocated
    to Preferred Shareholders
Provision for Asset Valuation                                            --                --                --            11,300
(Gains)/Losses on Sales of Assets                                     1,219               285            (9,142)              (87)
Depreciation and Amortization Related to Real Estate                  5,122             5,673            24,520            21,128
Depreciation and Amortization Related to Joint Ventures                 256                43               901               170
    and Equity Method Investments

                                                               ------------      ------------      ------------      ------------
Funds from Operations                                          $     13,376      $     12,269      $     50,821      $     47,304
                                                               ============      ============      ============      ============

Funds from Operations-Basic                                    $       0.44      $       0.52      $       1.78      $       2.02
                                                               ============      ============      ============      ============

Funds from Operations-per Diluted Share                        $       0.43      $       0.48      $       1.74      $       1.86
                                                               ============      ============      ============      ============


FUNDS AVAILABLE FOR DISTRIBUTION:

Funds from Operations                                          $     13,376      $     12,269      $     50,821      $     47,304
Building Improvements                                                  (875)             (320)           (1,670)             (981)
Tenant Improvements                                                    (428)             (786)           (2,037)           (2,888)
Leasing Commissions                                                    (778)             (261)           (2,289)           (3,127)
Amortization of Deferred Financing Costs                                405               434             1,789             1,798
Amortization of Restricted Stock Awards                                  --                57                --               261
Rental Income from Straight Line Rents                                 (865)             (982)           (2,960)           (3,828)
                                                               ------------      ------------      ------------      ------------

Funds Available for Distribution                               $     10,835      $     10,411      $     43,654      $     38,539
                                                               ============      ============      ============      ============

Funds Available for Distribution-per Diluted Share             $       0.35      $       0.40      $       1.49      $       1.51
                                                               ============      ============      ============      ============

Weighted Average Shares and Units - Diluted                      30,977,628        25,722,549        29,261,054        25,495,601
                                                               ============      ============      ============      ============

Dividend Paid per Common Share                                 $       0.32      $       0.31      $       1.26      $       1.21
                                                               ============      ============      ============      ============

Dividend Payout Ratio-FFO                                              74.4%             64.6%             72.4%             65.1%

Dividend Payout Ratio-FAD                                              91.4%             77.5%             84.6%             80.1%


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS (DOLLARS IN THOUSANDS)

                                                                     December 31, 2001   December 31, 2000
                                                                     -----------------   -----------------
ASSETS:

Investments in Real Estate, Including Development and Construction
in Progress of $62,490 and $28,366 for 2001 and 2000, respectively        $ 818,130         $ 957,598
Less: Accumulated Depreciation                                              (47,192)          (40,558)
                                                                          ---------         ---------
Investments in Real Estate, Net                                             770,938           917,040
                                                                          ---------         ---------
Cash, Cash Equivalents, and Escrows                                           6,842            10,787
Notes and Accounts Receivable, Net                                           11,439             9,446
Deferred Financing and Leasing Costs, Net                                    11,263            13,201
Equity Method Investments                                                    21,863             6,686
Other Assets                                                                  5,168             5,527
                                                                          ---------         ---------
Total Assets                                                              $ 827,513         $ 962,687
                                                                          =========         =========



LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:
Mortgage Notes and Other Debt                                             $ 435,136         $ 616,569
Accrued Liabilities and Other                                                20,455            22,184
                                                                          ---------         ---------
Total Liabilities                                                           455,591           638,753
                                                                          ---------         ---------


Minority Interest:
Limited Partners in Operating Partnership                                    48,698            76,710
Convertible Preferred Units in Operating Partnership                         60,392            80,295
                                                                          ---------         ---------
Total Minority Interest                                                     109,090           157,005
                                                                          ---------         ---------


Shareholders' Equity:
Preferred Stock, $.001 par value                                                  2                 3
Common Stock, $.001 par value                                                    18                 9
Additional Paid-in Capital                                                  276,376           178,034
Cumulative Net Income                                                        35,850            21,516
Cumulative Dividends                                                        (49,414)          (32,633)
                                                                          ---------         ---------
Total Shareholders' Equity                                                  262,832           166,929
                                                                          ---------         ---------
Total Liabilities and Shareholders' Equity                                $ 827,513         $ 962,687
                                                                          =========         =========


KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------------------------------------------------------
MARKET OPERATING STATISTICS (AS OF DECEMBER 31, 2001)

                                                                                                                  TOTAL CORE
                                                        NEW JERSEY         PENNSYLVANIA        INDIANA            INDUSTRIAL
                                                     -----------------  ------------------ -----------------   ---------------

Square Feet Owned at December 31, 2001                     5,748,284         6,400,879         2,194,848         14,344,011

Economic Occupancy - Year-to-date                               98.9%             95.7%            100.0%              98.0%

Physical Occupancy at December 31, 2001                         99.2%             95.2%            100.0%              97.5%

Annualized Base Rent (in 000's)                        $      26,315     $      23,028     $       7,928     $       57,271

Annualized Base Rent Per Leased SF                     $        4.61     $        3.78     $        3.61     $         4.09

Lease Expirations as a Percentage of ABR:
    2002                                                         1.9%             25.6%              3.7%              11.7%
    2003                                                         9.6%             13.5%              0.0%               9.8%
    2004                                                        20.8%             12.0%              0.0%              14.4%

Wtd Avg Lease Term Remaining (in years)                          4.6               3.4              10.7                4.9

Square Feet of Leasing Activity in Quarter                        --           457,347                --            457,347
    Year-to-date                                           1,172,523           851,814         1,397,248          3,421,585

Tenant Retention during period                                   N/A              93.2%              N/A               93.2%
    Year-to-date                                                76.6%             71.3%            100.0%              79.6%

Rent Change on Renewals and Rollovers during period:             N/A               6.3%              N/A                6.3%
    Year-to-date                                                21.6%              7.5%              0.0%              13.5%

Same Store NOI Growth during period (cash basis):               (1.1%)            (1.2%)            (0.8%)             (1.1%)
    Year-to-date                                                 7.4%             (1.9%)            (0.1%)              2.4%

Square Feet Owned in Same Store Pool                       4,871,260         4,313,736         1,396,752         10,581,748


                                                          OTHER            TOTAL                               GRAND
                                                        INDUSTRIAL       INDUSTRIAL          OFFICE            TOTAL
                                                     ----------------  ---------------   --------------     --------------

Square Feet Owned at December 31, 2001                   5,830,286         20,174,297         1,628,633         21,802,930

Economic Occupancy - Year-to-date                             85.0%              94.7%             94.8%              94.7%

Physical Occupancy at December 31, 2001                       84.9%              93.9%             93.7%              93.9%

Annualized Base Rent (in 000's)                      $      16,093     $       73,364     $      22,010     $       95,374

Annualized Base Rent Per Leased SF                   $        3.25     $         3.87     $       14.42     $         4.66

Lease Expirations as a Percentage of ABR:
    2002                                                      23.4%              14.2%             10.1%              13.3%
    2003                                                      24.7%              13.1%             15.1%              13.6%
    2004                                                      13.6%              14.2%             14.3%              14.2%

Wtd Avg Lease Term Remaining (in years)                        3.7                4.7               3.7                4.5

Square Feet of Leasing Activity in Quarter               1,368,373          1,825,720            85,391          1,911,111
    Year-to-date                                         2,651,715          6,073,300           161,106          6,234,406

Tenant Retention during period                                92.1%              92.4%             37.9%              89.5%
    Year-to-date                                              68.6%              74.1%             52.1%              73.4%

Rent Change on Renewals and Rollovers during period:          (4.2%)             (1.2%)             0.6%             (0.8%)
    Year-to-date                                              (1.7%)              6.5%              1.3%              5.8%

Same Store NOI Growth during period (cash basis):            (14.3%)            (5.4%)             0.2%              (3.9%)
    Year-to-date                                             (11.6%)            (2.0%)            (2.3%)             (2.0%)

Square Feet Owned in Same Store Pool                     5,830,286         16,412,034         1,514,633         17,926,667


KEYSTONE PROPERTY TRUST
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OVERVIEW (DOLLARS IN THOUSANDS, AS OF DECEMBER 31, 2001)


                                                                                             TOTAL CORE          OTHER
                                          NEW JERSEY      PENNSYLVANIA        INDIANA        INDUSTRIAL        INDUSTRIAL
                                         -------------    -------------    -------------    --------------    -------------

Number of Buildings                                 17               30                6                53               49

Square Feet Owned at December 31, 2001       5,748,284        6,400,879        2,194,848        14,344,011        5,830,286

% of Total Rentable SF                            26.4%            29.4%            10.1%             65.8%            26.7%

Percentage Leased                                 99.2%            95.2%           100.0%             97.5%            84.9%

Annualized Base Rent                     $      26,315    $      23,028    $       7,928    $       57,271    $      16,093

% of Total Annualized Base Rent                   27.6%            24.1%             8.3%             60.0%            16.9%

Number of Leases                                    24               54                6                84               55

Base Rent Per Leased SF                  $        4.61    $        3.78    $        3.61    $         4.09    $        3.25


                                             TOTAL
                                           INDUSTRIAL         OFFICE         GRAND TOTAL
                                         --------------    -------------    --------------

Number of Buildings                                 102               23               125

Square Feet Owned at December 31, 2001       20,174,297        1,628,633        21,802,930

% of Total Rentable SF                             92.5%             7.5%            100.0%

Percentage Leased                                  93.9%            93.7%             93.9%

Annualized Base Rent                     $       73,364    $      22,010    $       95,374

% of Total Annualized Base Rent                    76.9%            23.1%            100.0%

Number of Leases                                    139              123               262

Base Rent Per Leased SF                  $         3.87    $       14.42    $         4.66


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
QUARTERLY SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)

                                                CORE SAME STORE PORTFOLIO                      NON-CORE SAME STORE PORTFOLIO

                                                Quarter Ended December 31,                       Quarter Ended December 31,
                                     ------------------------------------------------  ---------------------------------------------
                                        2001         2000        Change    % Change       2001        2000      Change     % Change
                                     ------------------------------------------------  ---------------------------------------------
REVENUE
Gross Potential Rent                 $  9,292     $  9,260     $     32          0.3%  $ 10,496     $ 10,626     $   (130)    (1.2%)
Vacancy Loss                             (199)         (18)        (181)      1005.6%    (1,171)        (801)        (370)    46.2%
                                     ------------------------------------------------  ---------------------------------------------
Rental Revenue                          9,093        9,242         (149)        (1.6%)    9,325        9,825         (500)    (5.1%)

OPERATING EXPENSES
Property Operating Expenses               242          224           18          8.0%     1,820        1,815            5      0.3%
Real Estate Taxes                       1,144        1,020          124         12.2%     1,274        1,176           98      8.3%
Tenant Reimbursement                   (1,373)      (1,181)        (192)        16.3%    (1,661)      (1,640)         (21)     1.3%
                                     ------------------------------------------------  ---------------------------------------------
Net Operating Expenses                     13           63          (50)       (79.4%)    1,433        1,351           82      6.1%
                                     ------------------------------------------------  ---------------------------------------------
NET OPERATING INCOME                 $  9,080     $  9,179     $    (99)        (1.1%) $  7,892     $  8,474     $   (582)    (6.9%)
                                     ================================================  =============================================

PHYSICAL OCCUPANCY (EOP)                 97.1%        98.0%        (0.8%)                  85.9%        90.8%       (4.9%)

ECONOMIC OCCUPANCY                       97.9%        99.8%        (1.9%)                  88.8%        92.5%       (3.7%)

PERCENTAGE OF TOTAL NOI:                 44.6%                                             38.7%


COMPONENTS OF NOI CHANGES:
  Rental Increases/(Decreases)                                 $     32          0.3%                            $   (130)    (1.5%)
  Occupancy Increases/(Decreases)                                  (181)        (2.0%)                               (370)    (4.4%)
  Reduction/(Increase) in expenses,
    net of reimbursements                                            50          0.5%                                 (82)    (1.0%)
                                                               ----------------------                            -------------------
Total                                                          $    (99)        (1.1%)                           $   (582)    (6.9%)
                                                               ======================                            ===================


                                                 TOTAL SAME STORE PORTFOLIO

                                                 Quarter Ended December 31,
                                     ----------------------------------------------
                                        2001         2000      Change    % Change
                                     ----------------------------------------------
REVENUE
Gross Potential Rent                 $ 19,788     $ 19,886     $    (98)      (0.5%)
Vacancy Loss                           (1,370)        (819)        (551)      67.3%
                                     ----------------------------------------------
Rental Revenue                         18,418       19,067         (649)      (3.4%)

OPERATING EXPENSES
Property Operating Expenses             2,062        2,039           23        1.1%
Real Estate Taxes                       2,418        2,196          222       10.1%
Tenant Reimbursement                   (3,034)      (2,821)        (213)       7.6%
                                     ----------------------------------------------
Net Operating Expenses                  1,446        1,414           32        2.3%
                                     ----------------------------------------------
NET OPERATING INCOME                 $ 16,972     $ 17,653     $   (681)      (3.9%)
                                     ==============================================

PHYSICAL OCCUPANCY (EOP)                 93.1%        95.0%       (1.9%)

ECONOMIC OCCUPANCY                       93.1%        95.9%       (2.8%)

PERCENTAGE OF TOTAL NOI:                 83.3%


COMPONENTS OF NOI CHANGES:
  Rental Increases/(Decreases)                                 $    (98)      (0.6%)
  Occupancy Increases/(Decreases)                                  (551)      (3.1%)
  Reduction/(Increase) in expenses,
    net of reimbursements                                           (32)      (0.2%)
                                                               --------------------
Total                                                          $   (681)      (3.9%)
                                                               ====================


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
YEAR TO DATE SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)

                                               CORE SAME STORE PORTFOLIO                     NON-CORE SAME STORE PORTFOLIO

                                                Year Ended December 31,                         Year Ended December 31,
                                   --------------------------------------------    -----------------------------------------------
                                          2001       2000     Change   % Change           2001       2000       Change    % Change
                                   --------------------------------------------    -----------------------------------------------
REVENUE

Gross Potential Rent                    $ 39,322   $ 37,776   $ 1,546     4.1%          $ 47,359   $ 47,316        $ 43      0.1%
Vacancy Loss                                (771)      (176)     (595)  338.1%            (4,273)    (2,366)     (1,907)    80.6%
                                   --------------------------------------------    -----------------------------------------------

Rental Revenue                            38,551     37,600       951     2.5%            43,086     44,950      (1,864)    (4.1%)

OPERATING EXPENSES

Property Operating Expenses                1,254      1,135       119    10.5%             7,520      7,156         364      5.1%
Real Estate Taxes                          4,112      3,923       189     4.8%             5,100      4,847         253      5.2%
Tenant Reimbursement                      (5,230)    (4,959)     (271)    5.5%            (6,647)    (6,634)        (13)     0.2%
                                   --------------------------------------------    -----------------------------------------------

Net Operating Expenses                       136         99        37    37.4%             5,973      5,369         604     11.2%
                                   --------------------------------------------    -----------------------------------------------

NET OPERATING INCOME                    $ 38,415   $ 37,501   $   914     2.4%          $ 37,113   $ 39,581    $ (2,468)    (6.2%)
                                   ============================================    ===============================================

PHYSICAL OCCUPANCY (EOP)                    97.1%      98.0%     (0.8%)                     85.9%      90.8%       (4.9%)

ECONOMIC OCCUPANCY                          98.1%      99.6%     (1.5%)                     91.0%      95.0%       (4.0%)

PERCENTAGE OF TOTAL NOI:                    42.2%                                           40.8%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                                $ 1,546     4.1%                                 $     43      0.1%
  Occupancy Increases/(Decreases)                                (595)   (1.6%)                                  (1,907)    (4.8%)
  Reduction/(Increase) in expenses,
    net of reimbursements                                         (37)   (0.1%)                                    (604)    (1.5%)
                                                              -----------------                                -------------------

       Total                                                  $   914     2.4%                                 $ (2,468)    (6.2%)
                                                              =================                                ===================



                                           TOTAL SAME STORE PORTFOLIO

                                             Year Ended December 31,
                                   -----------------------------------------
                                     2001       2000      Change    % Change
                                   -----------------------------------------
REVENUE

Gross Potential Rent               $ 86,681   $ 85,092    $ 1,589      1.9%
Vacancy Loss                         (5,044)    (2,542)    (2,502)    98.4%
                                   -----------------------------------------

Rental Revenue                       81,637     82,550       (913)    (1.1%)

OPERATING EXPENSES

Property Operating Expenses           8,774      8,291        483      5.8%
Real Estate Taxes                     9,212      8,770        442      5.0%
Tenant Reimbursement                (11,877)   (11,593)      (284)     2.4%
                                   -----------------------------------------

Net Operating Expenses                6,109      5,468        641     11.7%
                                   -----------------------------------------

NET OPERATING INCOME               $ 75,528   $ 77,082   $ (1,554)    (2.0%)
                                   =========================================

PHYSICAL OCCUPANCY (EOP)               93.1%      95.0%      (1.9%)

ECONOMIC OCCUPANCY                     94.2%      97.0%      (2.8%)

PERCENTAGE OF TOTAL NOI:               83.0%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                            $ 1,589      2.1%
  Occupancy Increases/(Decreases)                          (2,502)    (3.2%)
  Reduction/(Increase) in expenses,
    net of reimbursements                                    (641)    (0.8%)
                                                          ------------------

       Total                                              $(1,554)    (2.0%)
                                                          ==================


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATIONS (DOLLARS IN THOUSANDS, AS OF DECEMBER 31, 2001)


                             INDUSTRIAL PROPERTIES                    OFFICE PROPERTIES                          TOTAL
                   --------------------------------------   ----------------------------------   -----------------------------------
                      Square     Annualized                  Square     Annualized                 Square      Annualized
                       Feet       Base Rent       % ABR       Feet       Base Rent    % ABR         Feet        Base Rent     % ABR
                   ------------  -------------   --------   --------    ----------   --------    -----------   ----------    -------
2002                 2,969,326    $ 10,449        14.2%      147,798     $  2,221      10.1%       3,117,124     $ 12,670      13.3%
2003                 2,680,084       9,604        13.1%      220,360        3,319      15.1%       2,900,444       12,923      13.6%
2004                 2,644,509      10,428        14.2%      273,150        3,153      14.3%       2,917,659       13,581      14.2%
2005                 1,513,081       6,793         9.3%      411,256        5,925      26.9%       1,924,337       12,718      13.3%
2006                 2,033,841       7,817        10.7%      194,216        3,007      13.7%       2,228,057       10,824      11.3%
2007                 1,870,997       7,749        10.6%       46,148          772       3.5%       1,917,145        8,521       8.9%
2008                 1,487,593       5,975         8.1%      122,580        1,804       8.2%       1,610,173        7,779       8.2%
2009                 1,155,595       4,676         6.4%        1,896           28       0.1%       1,157,491        4,704       4.9%
2010                   239,718       1,070         1.5%       41,594          665       3.0%         281,312        1,735       1.8%
2011                 1,301,173       3,959         5.4%       39,392          747       3.4%       1,340,565        4,706       4.9%
2012 and beyond      1,048,687       4,844         6.6%       27,778          367       1.7%       1,076,465        5,211       5.5%
                   ------------  ----------   ----------  -----------   ----------   --------    -----------   -----------   -------

Total               18,944,604    $ 73,364       100.0%    1,526,168     $ 22,010     100.0%      20,470,772     $ 95,374     100.0%
                   ============  ==========   ==========  ===========   ==========   ========    ===========   ===========   =======


                                CORE PROPERTIES                       NON-CORE PROPERTIES                         TOTAL
                   -------------------------------------  -----------------------------------    -----------------------------------
                      Square     Annualized                  Square     Annualized                 Square      Annualized
                       Feet       Base Rent      % ABR        Feet       Base Rent    % ABR          Feet        Base Rent    % ABR
                   ------------  ----------   ----------  -----------   ----------   --------    -----------   -----------   -------
2002                 1,781,132    $  6,680        11.7%    1,335,992     $  5,990      15.7%       3,117,124     $ 12,670      13.3%
2003                 1,487,150       5,634         9.8%    1,413,294        7,289      19.1%       2,900,444       12,923      13.6%
2004                 1,980,354       8,240        14.4%      937,305        5,340      14.0%       2,917,659       13,581      14.2%
2005                 1,225,581       6,086        10.6%      698,756        6,632      17.4%       1,924,337       12,718      13.3%
2006                 1,721,066       7,000        12.2%      506,991        3,824      10.0%       2,228,057       10,824      11.3%
2007                 1,477,049       5,991        10.5%      440,096        2,530       6.6%       1,917,145        8,521       8.9%
2008                 1,372,458       5,384         9.4%      237,715        2,395       6.3%       1,610,173        7,779       8.2%
2009                   881,923       3,881         6.8%      275,568          824       2.2%       1,157,491        4,704       4.9%
2010                   239,718       1,070         1.9%       41,594          665       1.7%         281,312        1,735       1.8%
2011                 1,119,823       3,460         6.0%      220,742        1,246       3.3%       1,340,565        4,706       4.9%
2012 and beyond        706,270       3,843         6.7%      370,195        1,367       3.6%       1,076,465        5,211       5.5%
                   ------------  ----------   ----------  -----------   ----------   --------    -----------   -----------   -------

Total               13,992,524    $ 57,271       100.0%    6,478,248     $ 38,103     100.0%      20,470,772     $ 95,374     100.0%
                   ============  ==========   ==========  ===========   ==========   ========    ===========   ===========   =======


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
TOP 25 TENANTS (DOLLARS IN THOUSANDS, AS OF DECEMBER 31, 2001)

                                                     Term Remaining   Number of    Rentable    Percentage    Annualized   Annualized
                      Tenant Name                      (in months)     Leases     Square Feet  Leased Feet    Base Rent    Base Rent
---------------------------------------------------  --------------   ---------   -----------  -----------   -----------  ----------

The Home Depot, Inc. (1)                                     28             1        812,739      3.7%        $ 3,251        3.4%
Brightpoint, Inc.                                        54-219             2        658,348      3.0%          2,811        2.9%
Exel Logistics, Inc.                                       1-51             4        855,368      3.9%          2,733        2.9%
Franklin Storage, Inc.                                    13-19             2        690,400      3.2%          2,715        2.8%
Reckitt Benckiser                                            27             1        155,700      0.7%          2,618        2.7%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)          52             1        585,510      2.7%          2,576        2.7%
Herrod Distribution                                          17             1        610,949      2.8%          2,291        2.4%
Belkin Electronics, Inc.                                    114             1        798,096      3.7%          2,291        2.4%
Cosmetic Essence, Inc.                                       87             1        483,507      2.2%          1,987        2.1%
Coca-Cola Bottling Company of New York, Inc. (1)             40             1        243,751      1.1%          1,950        2.0%
International Paper, Inc.                                 15-68             2        461,707      2.1%          1,924        2.0%
Poly-Foam International, Inc.                            86-151             6        669,871      3.1%          1,861        2.0%
Cumberland Distribution                                      12             3        489,213      2.2%          1,660        1.7%
Hartford Fire Insurance                                      76             1        107,794      0.5%          1,613        1.7%
Engine Controls Distribution/Dana                            89             1        407,100      1.9%          1,567        1.6%
BMG Music                                                 14-22             2        445,591      2.0%          1,551        1.6%
Group Athletica (a division of Reebok)                       80             1        599,152      2.7%          1,528        1.6%
SETCO, Inc.                                               60-64             2        327,636      1.5%          1,452        1.5%
AT & T Communications                                        51             1         86,602      0.4%          1,451        1.5%
Staples, Inc.                                                32             1        351,000      1.6%          1,422        1.5%
Direct Fulfillment LP                                        99             1        265,000      1.2%          1,365        1.4%
Royal Indemnity Co.                                       28-58             2         80,000      0.4%          1,328        1.4%
Parcel Direct (1)                                            63             1        241,110      1.1%          1,326        1.4%
Vestcom, Inc.                                               152             1        210,530      1.0%          1,324        1.4%
BMW                                                           7             3        431,198      2.0%          1,236        1.3%
                                                     -----------      ---------  ------------  --------    -----------   --------

Total/Wtd Avg                                                63            43     11,067,872     50.8%       $ 47,831       50.2%
                                                     ===========      =========  ============  ========    ===========   ========



(1) Tenant occupies a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS, DISPOSITIONS, AND DEVELOPMENT PLACED IN SERVICE IN 2001        (DOLLARS IN THOUSANDS, AS OF DECEMBER 31, 2001 )

                                                                                                    Square   Current    Purchase /
               Property                  City         State           Market          Closing Date   Feet    Leased %  Sales Price
-----------------------------------  ---------------  -----  -----------------------  ------------ --------  --------  -----------
DEVELOPMENT

558 Airtech Park (1)                 Indianapolis      IN    Indianapolis               4/1/2001     798,096   100.0%  $  20,100
                                                                                                   ---------           ---------

DEVELOPMENT PLACED IN SERVICE TOTAL                                                                  798,096           $  20,100
                                                                                                   =========           =========

ACQUISITIONS

INDUSTRIAL
420 Salem Church Road                Mechanicsburg     PA    Harrisburg/Chambersburg    1/5/2001     504,321   100.0%  $  12,125
75 Pleasant View Drive               Mechanicsburg     PA    Harrisburg/Chambersburg    2/8/2001     132,548   100.0%      4,200
811 Spangler Road                    Camp Hill         PA    Harrisburg/Chambersburg   3/23/2001     145,640   100.0%      3,475
66 Station Road (2)                  Cranbury          NJ    Central & Northern NJ      4/3/2001     812,739   100.0%     32,300
558 Airtech Park (1)                 Indianapolis      IN    Indianapolis             11/20/2001     798,096   100.0%     20,100
Goldstar Land                        South Brunswick   NJ    Central & Northern NJ     9/28/2001           -        -      6,659
Westpark Portfolio (6)               Allentown         PA    Allentown                12/20/2001   1,304,634    92.9%     55,530 (5)
                                                                                                   ---------           ---------

ACQUISITIONS TOTAL                                                                                 3,697,978           $ 134,389
                                                                                                   =========           =========

DISPOSITIONS

INDUSTRIAL
101 Commerce Drive                   Mechanicsburg     PA    Harrisburg/Chambersburg   3/22/2001     597,100           $  27,000
118 Moonachie Drive (3)              Carlstadt         NJ    Central & Northern NJ     3/21/2001     243,751              18,800 (4)
200-250 Kennedy Drive (3)            Sayreville        NJ    Central & Northern NJ     3/21/2001     164,267               7,275 (4)
300-350 Kennedy Drive (3)            Sayreville        NJ    Central & Northern NJ     3/21/2001     161,987               7,025 (4)
309 Kennedy Drive (3)                Sayreville        NJ    Central & Northern NJ     3/21/2001     202,000               9,700 (4)
409 Kennedy Drive (3)                Sayreville        NJ    Central & Northern NJ     3/21/2001     225,831              10,575 (4)
One Nixon Lane (3)                   Edison            NJ    Central & Northern NJ     3/21/2001     192,829               8,325 (4)
100-400 Nixon Lane (3)               Edison            NJ    Central & Northern NJ     3/21/2001     851,907              42,100 (4)
200 Industrial Avenue                Teterboro         NJ    Central & Northern NJ     9/27/2001     332,352              38,700
22 Madison Road                      Fairfield         NJ    Central & Northern NJ     9/27/2001      39,785               2,900
5 Thorton Road                       Oakland           NJ    Bergen County             11/2/2001     151,874               9,552 (4)
1701 Pollitt Drive                   Fair Lawn         NJ    Bergen County             11/2/2001     105,367               5,885 (4)
1905 Nevins Road                     Fair Lawn         NJ    Bergen County             11/2/2001     151,700               5,675 (4)
230 Feaster Road                     Greenville        SC    Greenville/Spartanburg   12/27/2001      60,000               1,800
                                                                                                   ---------           ---------

INDUSTRIAL TOTAL                                                                                   3,480,750           $ 195,312

OFFICE
1550 Pond Road                       Allentown         PA    Allentown                 1/26/2001     143,870           $  15,000 (4)
3535 Winchester Road                 Allentown         PA    Allentown                 1/26/2001      80,000               9,750 (4)
5001 Louise Drive                    Mechanicsburg     PA    Harrisburg/Chambersburg   1/26/2001      67,463               6,000 (4)
2001 Bern Road                       Wyomissing        PA    Reading                   1/26/2001      52,841               5,000 (4)
128 Bauer Drive                      Oakland           NJ    Bergen County             11/2/2001      41,450               1,040 (4)
22-08 Rt 208                         Fair Lawn         NJ    Bergen County             11/2/2001      75,857               2,960 (4)
1500 Pollitt Drive                   Fair Lawn         NJ    Bergen County             11/2/2001      18,614               1,423 (4)
1900 Pollitt Drive                   Fair Lawn         NJ    Bergen County             11/2/2001      77,262               7,797 (4)
40 Potash Road                       Oakland           NJ    Bergen County             11/2/2001      60,994              10,420 (4)
1655 Valley Road                     Wayne             NJ    Bergen County             11/2/2001     155,700              25,410 (4)
1600 Rt 208                          Fair Lawn         NJ    Bergen County             11/2/2001      52,531               5,500 (4)
95 Bauer Drive                       Oakland           NJ    Bergen County             11/2/2001       6,792                 844 (4)
99 Bauer Drive                       Oakland           NJ    Bergen County             11/2/2001      20,449               1,544 (4)
                                                                                                   ---------           ---------

OFFICE TOTAL                                                                                         853,823           $  92,688
                                                                                                   ---------           ---------

DISPOSITIONS TOTAL                                                                                 4,334,573           $ 288,000
                                                                                                   =========           =========


(1) This property was placed in service on April 1, 2001 and was, at that time, 50% owned as part of a joint venture with Browning Investments. On 11/20/01 Browning's 50% investment was acquired by the Company for $3.8 million.
(2) This property was acquired by a joint venture with CalEast Industrial Investors LLC, in which the Company has a 20% ownership interest.
(3) These properties were contributed/sold to a joint venture with CalEast Industrial Investors LLC, in which the Company retained a 20% ownership interest.
(4)  These properties were sold as part of a portfolio sale.
(5)  These properties were acquired as part of a portfolio purchase.
(6) The Westpark Portfolio includes 15.3 acres of land which is zoned for a 266,000 sf industrial building.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO-RATA CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2001 (DOLLARS IN THOUSANDS)

                                                                                      Pro rata
                                                      Pro rata          Pro,rata      Keystone
                                         KTR         Keystone NJ        Airtech         Realty             Other          Proforma
                                      Historical  Associates, LLC (1)   Park (2)   Services, Inc. (3)  Adjustments (4)     Total
                                     -----------  -------------------  ----------  ------------------  ---------------   ---------

ASSETS

  Gross Real Estate Assets              $ 818,130          $  27,562      $   7,290      $      --         $      --      $ 852,982
  Accumulated Depreciation                (47,192)              (502)            --             --                --        (47,694)
  Other Assets                             56,575                715             --          6,972           (19,157)        45,105
                                        ---------          ---------      ---------      ---------         ---------      ---------

  Total Assets                          $ 827,513          $  27,775      $   7,290      $   6,972         $ (19,157)     $ 850,393
                                        =========          =========      =========      =========         =========      =========

LIABILITIES & EQUITY

  Debt                                  $ 435,136          $  15,374      $   6,198      $      --         $      --      $ 456,708
  Other Liabilities                        20,455                541             --            767                --         21,763
                                        ---------          ---------      ---------      ---------         ---------      ---------

  Total Liabilities                       455,591             15,915          6,198            767                --        478,471
                                        =========          =========      =========      =========         =========      =========


  Equity, Including Minority Interest     371,922             11,860          1,092          6,205           (19,157)       371,922
                                        ---------          ---------      ---------      ---------         ---------      ---------

  Total Liabilities and Equity          $ 827,513          $  27,775      $   7,290      $   6,972         $ (19,157)     $ 850,393
                                        =========          =========      =========      =========         =========      =========

(1) In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2) In June 2001, the Company formed a joint venture with Browning Investments, Inc. ("Browning") known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture. This facility is currently under construction.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. ( the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4) Consists of elimination adjustments for presentation purposes.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO-RATA CONSOLIDATING STATEMENTS OF INCOME & FFO FOR THE QUARTER ENDED DECEMBER 31, 2001
(DOLLARS IN THOUSANDS)

                                                                                         Pro rata
                                                                Keystone NJ  Pro rata    Keystone
                                                       KTR      Associates,  Airtech   Realty Servics,     Other          Proforma
                                                    Historical     LLC (1)   Park (2)      Inc. (3)     Adjustments (4)     Total
                                                    ----------  ----------- ---------  ---------------  ---------------   ---------
REVENUE:

    Rents                                            $ 21,431    $    683   $    480      $     --         $     --       $ 22,594
    Reimbursement Revenue and Other                     3,493         140         30           917               --          4,580
                                                     --------    --------   --------      --------         --------       --------
Total revenue                                        $ 24,924    $    823   $    510      $    917         $     --       $ 27,174
                                                     ========    ========   ========      ========         ========       ========

OPERATING EXPENSES:

Property Operating Expenses                          $  2,149    $     51   $     30      $     --         $     --       $  2,230
Real Estate Taxes                                       2,402         106         --            --               --          2,508
                                                     --------    --------   --------      --------         --------       --------
Property NOI                                           20,373         666        480           917               --         22,436
                                                     --------    --------   --------      --------         --------       --------

General and Administrative                              1,431           2          2           670               --          2,105
                                                     --------    --------   --------      --------         --------       --------

EBITDA                                                 18,942         664        478           247               --         20,331

Depreciation and Amortization                           5,122         165         48           128               --          5,463
Interest Expense                                        6,490         276         92            12               --          6,870
                                                     --------    --------   --------      --------         --------       --------
Income before other items                               7,330         223        338           107               --          7,998

Equity in Income from Equity Method Investments           668          --         --            --             (668)            --
Losses on Sales of Assets                              (1,219)         --         --            --               --         (1,219)
Extraordinary Items                                    (1,197)         --         --            --               --         (1,197)
Preferred Dividends, Preferred Distributions,
  and Minority Interest                                (3,229)         --         --            --               --         (3,229)
                                                     --------    --------   --------      --------         --------       --------
Net (Loss) Income Allocated to Common Shareholders   $  2,353    $    223   $    338      $    107         $   (668)      $  2,353
                                                     ========    ========   ========      ========         ========       ========

FFO

Income before Minority Interest of Unitholders in
Operating Partnership, Extraordinary Item, and
Income Allocated to Preferred Shareholders           $  6,779    $    223   $    338      $    107         $   (668)      $  6,779
Gains on Sales of Assets                                1,219          --         --            --               --          1,219
Depreciation and Amortization- Real Estate Assets       5,378         165         48            43             (256)         5,378
                                                     --------    --------   --------      --------         --------       --------
Funds from Operations                                $ 13,376    $    388   $    386      $    150         $   (924)      $ 13,376
                                                     ========    ========   ========      ========         ========       ========


(1) In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2) In 2000, the Company formed a joint venture with Browning Investments, Inc ("Browning"), known as 3 Points Associates to develop and construct an 800,000 square foot distribution facility in Indiana. In January 2001, the joint venture signed a ten-year lease with tenant for the entire facility. In November 2001, the Company acquired the remaining 50% interest in this property. In June 2001, the Company formed a joint venture with Browning known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture and the facility is currently under construction.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. ( the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4) Consists of elimination adjustments for presentation purposes.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL

                                                       % Ownership
                    Project                         Interest / Partner          Market/Submarket           Acres
-------------------------------------------------   ------------------   --------------------------------  -----
PROJECTS UNDER CONSTRUCTION

Keystone Cranbury West Phase II                             100%            New Jersey / Exit 8A              31
Keystone Cranbury East Phase I                              100%            New Jersey / Exit 8A              37
21 Roadway Expansion                                        100%            Pennsylvania / Harrisburg         10
Airtech Park (4 Points Associates)                     50% / Browning       Indiana / Indianapolis Airport    43
Behr Expansion/ Westpark 500 Building                       100%            Pennsylvania/Allentown             4
                                                                                                            ----

    SUBTOTAL - PROJECTS IN DEVELOPMENT                                                                       125
                                                                                                            ====

DEVELOPMENT PIPELINE (NEXT 36 MOS)

Northern New Jersey (1)                                     100%            New Jersey / North                26
Keystone Cranbury East Phase II                             100%            New Jersey / Exit 8A              37
Central PA (1)                                              100%            Pennsylvania / Harrisburg        115
Airtech Park (1)                                       50% / Browning       Indiana / Indianapolis Airport    90
Westpark Land                                               100%            Pennsylvania / Allentown          15
Goldstar Site                                               100%            New Jersey / Exit 8A              50
Station Road (1)                                            100%            New Jersey / Exit 8A              50
66 Station Road                                        20% / CalEast        New Jersey / Exit 8A              62
                                                                                                            ----

    SUBTOTAL - PIPELINE                                                                                      445
                                                                                                            ====

ADDITIONAL DEVELOPMENT POTENTIAL

Stults Road                                                 100%            New Jersey / Exit 8A               6
Northeast PA (1)                                            100%            Pennsylvania / Northeast PA       61
Central PA (1)                                              100%            Pennsylvania / Harrisburg        100
Arnold Road and Other Expansions                            100%            Pennsylvania / Reading, other     15
Airtech Park (1)                                       50% / Browning       Indiana / Indianapolis Airport   235
                                                                                                            ----

    SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL                                                              417
                                                                                                            ====

TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL                                                            862
                                                                                                            ====

GRAND TOTAL                                                                                                  987
                                                                                                            ====


                                                                                          Estimated
                                                                   Estimated    Cost     Construction    Estimated
                                                      Estimated     Project   Incurred    Start Date   Stabilization
                    Project                          Buildable SF     Cost     To Date    (Qtr/Year)   Date (Qtr/Year)
-------------------------------------------------    ------------- ---------  --------  -------------  ---------------
PROJECTS UNDER CONSTRUCTION

Keystone Cranbury West Phase II                           473,000    $  23       $ 21         3/00           3/02
Keystone Cranbury East Phase I                            510,000       24         19         3/00           4/02
21 Roadway Expansion                                      150,000        5          5         3/00           2/02
Airtech Park (4 Points Associates)                        796,000       20         15         2/01           4/02
Behr Expansion/ Westpark 500 Building                      70,000        2          1         3/01           1/02
                                                      -----------    -----       ----

    SUBTOTAL - PROJECTS IN DEVELOPMENT                  1,999,000    $  74       $ 61
                                                      -----------    -----       ----

DEVELOPMENT PIPELINE (NEXT 36 MOS)

Northern New Jersey (1)                                   530,000    $  33       $  -         3/02
Keystone Cranbury East Phase II                           500,000       24          5         4/02
Central PA (1)                                          1,200,000       36          -         1/03
Airtech Park (1)                                        1,482,000       37          -         1/03
Westpark Land                                             266,000        9          2         3/03
Goldstar Site                                             788,000       36          7         3/03
Station Road (1)                                          655,000       29          -         1/04
66 Station Road                                           667,000       31          4         3/04
                                                      -----------    -----       ----

    SUBTOTAL - PIPELINE                                 6,088,000    $ 235       $ 18
                                                      ===========    =====       ====

ADDITIONAL DEVELOPMENT POTENTIAL

Stults Road                                               130,000
Northeast PA (1)                                          910,000
Central PA (1)                                          1,200,000
Arnold Road and Other Expansions                          221,000
Airtech Park (1)                                        3,518,000
                                                      -----------

    SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL         5,979,000
                                                      ===========

TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL      12,067,000
                                                      ===========

GRAND TOTAL                                            14,066,000
                                                      ===========


(1) Under contract or option.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
DEBT DETAIL (DOLLARS IN THOUSANDS, AS OF DECEMBER 31, 2001)


                       Fixed Rate Mortgages       Variable Rate Debt
                      ----------------------  -------------------------    Total
     Year of             Monthly     Due on   Construction     Credit     Scheduled           Wtd Avg
     Maturity         Amortization  Maturity     Loans       Facilities   Payments     Fixed Rate Maturities
-------------------   ------------  --------  ------------   ----------   --------     ---------------------
2002                     $  4,290   $  8,798    $ 11,932      $     --    $ 25,020               9.5%
2003                        4,741         --          --         6,466      11,207               0.0%
2004                        5,042     39,722          --        93,000     137,764               7.2%
2005                        5,052     22,791          --            --      27,843               8.1%
2006                        4,892     22,018          --            --      26,910               7.7%
2007                        3,309     86,741          --            --      90,050               7.9%
2008                        3,369     90,545          --            --      93,914               7.5%
2009                        1,903         --          --            --       1,903               0.0%
2010                          696     16,129          --            --      16,825               8.3%
2011 and thereafter         1,710         --          --            --       1,710               0.0%
                         --------   --------    --------      --------    --------             -----

Total                    $ 35,004   $286,745    $ 11,932      $ 99,466    $433,147               7.8%
                         ========   ========    ========      ========    ========             =====

                                                Debt Premium, Net of
                                                                             1,989
                                                                          --------

                                                TOTAL DEBT OUTSTANDING    $435,136
                                                                          ========


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO ANALYSIS

                                                         December 31,  September 30,    June 30,    March 31,     December 31,
Portfolio Characteristics                                   2001           2001           2001        2001           2000
                                                         ------------  -------------  -----------  -----------    ----------

Number of Properties-In Service                                  125           127           129           128           129
Number of Properties-Under Construction                            3             4             4             3             4
                                                          ----------    ----------    ----------    ----------    ----------
Total Number of Properties                                       128           131           133           131           133
                                                          ==========    ==========    ==========    ==========    ==========

Rentable Square Feet -In Service                          21,802,930    21,477,343    21,849,480    21,036,741    20,397,410
Rentable Square Feet-Under Construction                    1,999,000     2,429,000     2,429,000     1,633,000     2,433,000
                                                          ----------    ----------    ----------    ----------    ----------
Total Rentable Square Feet                                23,801,930    23,906,343    24,278,480    22,669,741    22,830,410
                                                          ==========    ==========    ==========    ==========    ==========

Occupied (Square Feet)                                    20,470,772    20,189,131    20,431,148    19,974,275    19,471,278
Vacant (Square Feet)                                       1,332,158     1,288,212     1,418,332     1,062,466       926,132
Number of Leases                                                 262           286           283           280           301
Average Tenant Size per Occupied Square Foot-Industrial      136,292       146,241       149,513       154,442       152,433
Average Tenant Size per Occupied Square Foot-Office           12,408        12,687        12,779        12,519        12,664
Occupancy Rates -Based on In Service RSF                        93.9%         94.0%         93.5%         95.0%         95.5%


NUMBER OF IN SERVICE PROPERTIES BY MARKET:

   New Jersey                                                     17            20            22            21            21
   Pennsylvania                                                   30            19            19            19            17
   Indiana                                                         6             6             6             6             5
                                                          ----------    ----------    ----------    ----------    ----------
   INDUSTRIAL CORE MARKET SUBTOTAL                                53            45            47            46            43
                                                          ==========    ==========    ==========    ==========    ==========

   Ohio                                                           11            11            11            11            11
   New York                                                       11            11            11            11            11
   South Carolina                                                 27            28            28            28            28
                                                          ----------    ----------    ----------    ----------    ----------
   INDUSTRIAL NON-CORE MARKET SUBTOTAL                            49            50            50            50            50
                                                          ==========    ==========    ==========    ==========    ==========

   New Jersey                                                      1            10            10            10            10
   Pennsylvania                                                    2             2             2             2             6
   New York                                                       20            20            20            20            20
                                                          ----------    ----------    ----------    ----------    ----------
   OFFICE NON-CORE MARKET SUBTOTAL                                23            32            32            32            36
                                                          ==========    ==========    ==========    ==========    ==========

Total In Service Properties                                      125           127           129           128           129
                                                          ==========    ==========    ==========    ==========    ==========


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL OCCUPANCY ANALYSIS

Physical Occupancy by Sub-Market:        December 31,  September 30,  June 30,  March 31,  December 31,
                                             2001           2001        2001      2001       2000
                                         ------------  -------------  --------  ---------  ------------
INDUSTRIAL

Allentown, PA                                92.6%          --            --         --          --
Central and Northern NJ                      99.3%          99.2%        100.0%      95.8%      100.0%
Chester County, PA                          100.0%         100.0%        100.0%     100.0%      100.0%
Harrisburg/Chambersburg, PA                  94.6%          95.5%         94.6%      98.4%       97.8%
Reading, PA                                 100.0%         100.0%        100.0%     100.0%      100.0%
Scranton/Wilkes-Barre, PA                   100.0%         100.0%        100.0%     100.0%      100.0%
Indianapolis, IN                            100.0%         100.0%        100.0%     100.0%      100.0%
                                          -------        -------       -------    -------     -------

Total Core Portfolio                         97.5%          98.4%         98.3%      97.7%       99.6%
                                          =======        =======       =======    =======     =======

Central Ohio                                100.0%          94.5%         96.2%      96.2%       92.3%
Albany, NY                                  100.0%         100.0%        100.0%     100.0%      100.0%
Rochester, NY                                92.1%          98.0%         92.7%      92.7%       89.5%
Syracuse, NY                                 16.0%          16.0%         16.0%     100.0%      100.0%
Greenville/Spartanburg, SC                   88.7%          88.3%         83.0%      79.1%       78.8%
                                          -------        -------       -------    -------     -------

Total Non-Core Industrial                    84.9%          83.3%         81.1%      88.6%       87.2%
                                          =======        =======       =======    =======     =======

Total Industrial Portfolio                   93.9%          93.8%         93.3%      94.8%       95.3%
                                          =======        =======       =======    =======     =======

OFFICE

Central and Northern NJ                     100.0%          97.7%         98.9%      98.9%       98.7%
Albany, NY                                   96.3%          95.9%         96.0%      97.2%       98.1%
Rochester, NY                               100.0%         100.0%        100.0%     100.0%      100.0%
Syracuse, NY                                 91.8%          96.2%         91.9%      95.6%       97.2%
Allentown, PA                                --             --            --         --          91.9%
Harrisburg/Chambersburg, PA                 100.0%          92.8%         71.2%      71.2%       89.5%
Reading, PA                                  83.5%          81.6%         81.6%      84.3%       89.5%
                                          -------        -------       -------    -------     -------

Total Office Portfolio                       93.7%          96.1%         95.6%      96.0%       96.4%
                                          =======        =======       =======    =======     =======



KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                      December 31,    September 30,    June 30,        March 31,       December 31,
                                                         2001             2001           2001             2001             2000
                                                      ------------    ------------   -------------    -------------   --------------
CONVERTIBLE PREFERRED STOCK

Series A
  Shares Outstanding                                       800,000        800,000          800,000          800,000         800,000
  Aggregate Liquidation Value                         $     20,000    $    20,000    $      20,000    $      20,000    $     20,000
  Liquidation Value Per Share                         $      25.00    $     25.00    $       25.00    $       25.00    $      25.00
  Common Share Conversion Price                       $      16.50    $     16.50    $       16.50    $       16.50    $      16.50
  Yield                                                       9.00%          9.00%            9.00%            9.00%           9.00%

Series B (1)
  Shares Outstanding                                            --             --          803,871          803,871         803,871
  Aggregate Liquidation Value                         $         --    $        --    $      20,097    $      20,097    $     20,097
  Liquidation Value Per Share                         $         --    $        --    $       25.00    $       25.00    $      25.00
  Common Share Conversion Price                       $         --    $        --    $       16.00    $       16.00    $      16.00
  Yield                                                         --             --             9.75%            9.75%           9.75%

Series C
  Shares Outstanding                                       800,000        800,000          800,000          800,000         800,000
  Aggregate Liquidation Value                         $     20,000    $    20,000    $      20,000    $      20,000    $     20,000
  Liquidation Value Per Share                         $      25.00    $     25.00    $       25.00    $       25.00    $      25.00
  Common Share Conversion Price                       $      15.75    $     15.75    $       15.75    $       15.75    $      15.75
  Yield                                                       9.75%          9.75%            9.75%            9.75%           9.75%

  CONVERTIBLE PREFERRED OPERATING PARTNERSHIP UNITS

Series B
  Units Outstanding                                        300,000        300,000          300,000          300,000         300,000
  Aggregate Liquidation Value                         $      7,500    $     7,500    $       7,500    $       7,500    $      7,500
  Liquidation Value Per Share                         $      25.00    $     25.00    $       25.00    $       25.00    $      25.00
  Common Share Conversion Price                       $      16.50    $     16.50    $       16.50    $       16.50    $      16.50
  Yield                                                       9.50%          9.50%            9.50%            9.50%           9.50%

Series C (2)
  Units Outstanding                                      1,664,965      1,664,965        2,461,094        2,461,094       2,461,094
  Aggregate Liquidation Value                         $     41,624    $    41,624    $      61,527    $      61,527    $     61,527
  Liquidation Value Per Share                         $      25.00    $     25.00    $       25.00    $       25.00    $      25.00
  Common Share Conversion Price                       $      16.00    $     16.00    $       16.00    $       16.00    $      16.00
  Yield                                                       9.75%          9.75%            9.75%            9.75%           9.75%

Series D
  Units Outstanding                                        450,700        450,700          450,700          450,700         450,700
  Aggregate Liquidation Value                         $     11,268    $    11,268    $      11,268    $      11,268    $     11,268
  Liquidation Value Per Share                         $      25.00    $     25.00    $       25.00    $       25.00    $      25.00
  Common Share Conversion Price                       $      16.50    $     16.50    $       16.50    $       16.50    $      16.50
  Yield                                                       9.00%          9.00%            9.00%            9.00%           9.00%


Total Liquidation/Book Value of Preferred Stock       $    100,392    $   100,392    $     140,392    $     140,392    $    140,392
                                                      ============    ===========    =============    =============    ============

(1) These Convertible Preferred Shares were re-purchased by the company on August 27, 2001 (2) 796,129 Convertible Preferred OP Units were re-purchased by the company on August 27, 2001


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               December 31, September 30,  June 30,      March 31,   December 31,
                                                                   2001          2001        2001          2001          2000
                                                               -----------  ------------- -----------   -----------  -----------
Total Outstanding in Common Share Equivalents:
  Common Shares                                                 18,397,625   18,396,540    15,521,540     9,346,669    9,321,296
  Operating Partnership Units                                    6,356,885    6,356,885     6,731,885     7,667,649    7,675,649
  Preferred Stock                                                2,481,962    2,481,962     3,738,010     3,738,010    3,738,010
  Preferred Operating Partnership Units                          3,738,932    3,738,932     4,982,884     4,982,884    4,982,884
                                                               -----------  -----------   -----------   -----------  -----------

    Total                                                       30,975,404   30,974,319    30,974,319    25,735,212   25,717,839

Weighted Average outstanding:
  Common Shares                                                 18,396,587   16,570,452    13,640,254     9,342,775    9,322,657
  Operating Partnership Units                                    6,356,885    6,634,059     6,913,164     7,668,627    7,675,649
  Preferred Shares (at Common Share Equivalents)                 2,481,962    3,260,166     3,738,010     3,738,010    3,738,010
  Preferred Operating Partnership Units
  (at Common Share Equivalents)                                  3,738,932    4,509,641     4,982,884     4,982,884    4,982,884
  Common Stock Options                                               3,262       22,932         3,160         5,150        3,349
                                                               -----------  -----------   -----------   -----------  -----------

    Total                                                       30,977,628   30,997,250    29,277,472    25,737,446   25,722,549

Common Share Price Range:
  Quarterly High                                               $     13.35  $     14.38   $     13.18   $     14.12  $     13.06
  Quarterly Low                                                      11.40        10.68         11.43         12.75        12.31
  Quarterly Average                                                  12.59        13.17         12.21         13.36        12.71
  End of Quarter                                                     13.09        12.70         13.39         12.85        12.75

Common Stock Options Outstanding                                 1,342,187    1,342,187     1,322,187       592,050      612,383
Weighted Average Option Exercise Price                         $     13.85  $     13.85   $     13.81   $     15.05  $     15.05

Capitalization:
  Liquidation/Book Value of Preferred Stock & Units            $   100,392  $   100,392   $   140,392   $   140,392  $   140,392
  Market Value of Common Equity                                    324,037      314,368       297,973       218,634      216,711
                                                               -----------  -----------   -----------   -----------  -----------

  Market Capitalization                                            424,429      414,760       438,365       359,026      357,103
  Total Debt                                                       435,136      441,405       454,069       499,781      616,569
                                                               -----------  -----------   -----------   -----------  -----------

     Total Market Capitalization                               $   859,565  $   856,165   $   892,434   $   858,807  $   973,672
                                                               ===========  ===========   ===========   ===========  ===========
     (Market Capitalization + Total Debt)


KEYSTONE PROPERTY TRUST
-------------------------------------------------------------------------------------------------------------------
DEBT ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                  December 31, September 30,   June 30,    March 31,   December 31,
                                                     2001           2001         2001        2001         2000
                                                  ------------ -------------   ---------   ---------   ----------
Debt Outstanding
  Mortgage Loans                                    $ 321,749   $ 354,668     $ 374,150   $ 378,482   $  475,193
  Construction Loans                                   11,932      11,793        11,614      12,870       13,594
  Revolving Credit Facilities                          99,466      72,747        65,771     105,731      124,928
  Debt Premium, Net of Amortization                     1,989       2,197         2,534       2,699        2,853
                                                    ---------   ---------     ---------   ---------   ----------

  Total Debt Outstanding                            $ 435,136   $ 441,405     $ 454,069   $ 499,781   $  616,569
                                                    =========   =========     =========   =========   ==========


Interest Rate Structure
  Fixed                                             $ 321,749   $ 354,668     $ 374,150   $ 366,172   $  460,395
  Variable                                            111,398      84,540        77,385     130,910      153,321
                                                    ---------   ---------     ---------   ---------   ----------

  Total                                             $ 433,147   $ 439,207     $ 451,535   $ 497,082   $  613,716
                                                    =========   =========     =========   =========   ==========

  % of Fixed Rate Loans                                  74.3%       80.8%         82.9%       73.7%        75.0%
  % of Variable Rate Loans                               25.7%       19.2%         17.1%       26.3%        25.0%

Average Interest Rates
  Mortgage Loans                                          7.8%        7.8%          7.8%        7.8%         7.8%
  Construction Loans                                      4.4%        5.8%          6.4%        7.7%         8.7%
  Revolving Credit Facilities                             3.6%        4.6%          5.5%        7.5%         9.1%
                                                    ---------   ---------     ---------   ---------   ----------

  Total Weighted Average                                  6.7%        7.2%          7.4%        7.7%         8.0%
                                                    =========   =========     =========   =========   ==========

Debt Ratios
  Debt to Total Market Capitalization                    50.6%       51.6%         50.9%       58.2%        63.3%
  Debt to Undepreciated Assets                           49.7%       49.6%         50.8%       56.8%        61.5%

Coverage Ratios
  Interest Coverage-Property NOI                          2.9x        2.9x          2.7x        2.2x         2.1x
  (NOI / Interest)

  Interest Coverage-EBITDA                                2.8x        2.6x          2.4x        2.0x         2.0x
  (EBITDA / Interest)

  Interest Coverage-EBITDA-YTD                            2.4x        2.3x          2.2x        2.0x         2.0x
  (EBITDA / Interest - Year-to-date)

  Debt Service Coverage -Property NOI                     2.4x        2.5x          2.3x        2.0x         1.9x
  (NOI / (Interest + Principal Amortization))

  Debt Service Coverage - EBITDA                          2.4x        2.3x          2.1x        1.8x         1.8x
  (EBITDA / (Interest + Principal Amortization))

  Fixed Charge Coverage -Property NOI                     2.2x        2.1x          1.9x        1.7x         1.7x
  (NOI / (Interest + Preferred Distributions))

  Fixed Charge Coverage - EBITDA                          2.1x        1.9x          1.7x        1.5x         1.5x
  (EBITDA / (Interest + Preferred Distributions))


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
QUARTERLY VALUATION ANALYSIS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA AND RATIOS)


                                                                          December 31, September 30, June 30, March 31, December 31,
                                                                              2001          2001       2001      2001      2000
                                                                          -----------  ------------- -------- --------- ------------
PRICING MULTIPLES
      NOI Multiple
          ((Market Value of Common Equity + Preferred
          Share/Units + Total Debt)/Ann. NOI)                                  11.2x        10.5x      10.9x     9.4x      9.8x

      EBITDA Multiple
          ((Market Value of Common Equity + Preferred
          Share/Units + Total Debt)/Ann. EBITDA)                               12.1x        11.8x      12.2x     10.3x     10.5x

      FFO Multiple
          (Quarter End Common Share Price / Ann. FFO - per share)               7.6x         7.2x       7.8x      7.1x      6.6x

      FAD Multiple
          (Quarter End Common Share Price / Ann. FAD - per share)               9.4x         8.1x       8.6x      8.9x      8.0x

      NOI Yield
          (Ann. NOI before Interest and Depreciation Expense /
          (Market Value of Common Equity + Preferred Share/Units Debt))         9.0%         9.5%       9.1%     10.7%     10.2%

      EBITDA Yield
          (Ann. EBITDA / (Market Value of Common Equity + Preferred
          Share/Units + Debt))                                                  8.3%         8.5%       8.2%      9.7%      9.6%

      FFO Yield
          (Ann. FFO - per share / Quarter End Common Share Price)              13.1%        13.9%      12.8%     14.0%     15.1%

      FAD Yield
          (Ann. FAD - per share / Quarter End Common Share Price)              10.7%        12.3%      11.7%     11.2%     12.5%


RETURNS

      Yield on Real Estate Owned - NOI
          (Ann. NOI before Interest and Depreciation Expense / Average Gross
          Operating Real Estate Investments)                                    9.4%        10.1%       9.9%     10.3%     10.3%

      Yield on Real Estate Owned - EBITDA
          (Ann. EBITDA / Average Gross Operating Real Estate Investments)       8.7%         9.0%       8.8%      9.3%      9.7%

      Return on Book Value of Average Equity & Minority Interest
          (Ann. EBITDA / Avg. Equity & Minority Interest)                      19.0%        19.7%      21.2%     25.9%     28.7%

      FFO Return on Book Value of Average Equity & Minority Interest
          (Ann. FFO / Avg. Equity & Minority Interest)                         14.3%        14.4%      14.4%     14.3%     15.1%


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND ANALYSIS

                                                                     December 31,  September 30,  June 30,  March 31,  December 31,
                                                                          2001           2001       2001       2001       2000
                                                                     ------------  -------------  --------  ---------  ------------
COMMON STOCK DIVIDENDS:

Dividends per Share/Unit                                              $     0.32     $    0.32   $    0.31   $    0.31  $     0.31
Declaration Date                                                        10/5/2001      7/5/2001   4/12/2001    1/8/2001   10/3/2000
Common Shareholders' Record Date                                       10/16/2001     7/16/2001   4/20/2001   1/18/2001  10/16/2000
Common Dividends Payment Date                                          10/31/2001     7/31/2001   4/30/2001   1/31/2001  10/30/2000

COMMON DIVIDEND PAYOUT RATIOS:

Payout - FFO
    (Dividends/FFO)                                                         74.4%         72.7%       72.1%       68.9%       64.6%
Payout - FAD
    (Dividends/FAD)                                                         91.4%         82.1%       79.5%       86.1%       77.5%
Dividend Coverage - FFO
    (FFO/Dividends)                                                          1.3x          1.4x        1.4x        1.5x        1.5x
Dividend Coverage - FAD
    (FAD/Dividends)                                                          1.1x          1.2x        1.3x        1.2x        1.3x

COMMON DIVIDEND YIELDS:

Dividend Yield (Yield based on annualized current dividend per share)        9.8%         10.1%        9.3%        9.6%        9.7%
Spread Over 5 Year U.S. Treasury at quarter end                              4.2%          5.7%        4.6%        5.1%        4.7%
Spread Over 10 Year U.S. Treasury at quarter end                             5.0%          4.9%        4.1%        4.7%        4.6%


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
RESEARCH COVERAGE, ANTICIPATED 2002 EARNINGS RELEASE AND DIVIDEND CALENDAR

RESEARCH COVERAGE

                   Firm                                       Analyst                              Phone
         ----------------------------------            ------------------------              --------------

         BancBoston Robertson Stephens                 Jay Leupp                              415-693-3575
                                                       David Copp                             415-248-4204
         Bear, Stearns & Co., Inc.                     Ross Smotrich                          212-272-8046
                                                       Enid Lloyd                             212-272-3523
         Credit Suisse First Boston                    Lawrence Raiman                        212-538-2380
                                                       Matthew Dembski                        212-538-4272
         Wachovia Securities                           Christopher P. Haley                   804-782-3708
                                                       Donald Fandetti                        443-263-6537
         Merrill Lynch                                 Steve Sakwa                            212-449-0335


ANTICIPATED 2002 EARNINGS RELEASE AND DIVIDEND CALENDAR

                                          FIRST QUARTER         SECOND QUARTER         THIRD QUARTER          FOURTH QUARTER
                                          -------------         --------------         -------------          --------------
         Dividend Declaration Date     First week in April    First week in July   First week in October  First week in Jan 2003

         Dividend Record Date               4/17/2002             7/17/2002               10/16/02              1/17/2003

         Dividend Payment Date              4/30/2002             7/31/2002               10/31/02              1/31/2003

         Anticipated Earnings
           Release/Earnings Call            4/30/2002             7/30/2002               10/29/02               2/4/2003

         Annual Shareholders Meeting                               6/6/2002